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                 SECURITIES AND EXCHANGE COMMISSION
                      WASHINGTON, D.C.  20549


                              FORM 8-K

                           CURRENT REPORT

               PURSUANT TO SECTION 13 OR 15(d) OF THE
                  SECURITIES EXCHANGE ACT OF 1934


  DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):   MAY 12, 1994
                                                     ----------------
                                                     (APRIL 28, 1994)

                    AMES DEPARTMENT STORES, INC.
                    ----------------------------
       (Exact Name of Registrant As Specified In Its Charter)


                               DELAWARE
           ----------------------------------------------
           (State Or Other Jurisdiction Of Incorporation)


       1-5380                                 04-2269444
  ------------------------          ---------------------------------
(Commission File Number)          (IRS Employer Identification No.)


  2418 MAIN STREET; ROCKY HILL, CONNECTICUT             06067-0801
   -----------------------------------------             ----------
  (Address Of Principal Executive Offices)              (Zip Code)


                            (203) 257-2000
        -----------------------------------------------------
        (Registrant's Telephone Number, Including Area Code)


                          NOT APPLICABLE
     -------------------------------------------------------------
   (Former Name Or Former Address, If Changed Since Last Report)





                      Exhibit Index on Page 3

                 Page 1 of 158 (Including Exhibit)



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ITEM 5:  OTHER EVENTS

         As reported in its Form 10-K for the fiscal year ended January 29, 1994, which was filed on April 29, 1994, Ames Department Stores, Inc. (the "Company") entered into an agreement on April 28, 1994 with BankAmerica Business Credit, Inc., as agent, and a syndicate consisting of seven other banks and financial institutions, for a secured revolving credit facility of up to $300 million (the "New Facility"). The New Facility has a sublimit of $100 million for letters of credit. A copy of the New Facility is attached as Exhibit 4 and is incorporated by reference herein.

         Management believes that the New Facility contains terms, covenants and interest rates that are generally more favorable than those in the credit agreement in effect since the Company's emergence from bankruptcy and in its current letter of credit facility. The New Facility expires on the third anniversary from the initial Advance (as defined in the New Facility). A summary of the material features of the New Facility is set forth in the Company's January 29, 1994 Form 10-K (Note 6 to the Consolidated Financial Statements).

         As a result of the refinancing, the Company is expected to report, in the first quarter of the fiscal year ending January 28, 1995 ("Fiscal 1995"), a non-cash extraordinary charge of approximately $2.3 million, before any tax benefit, relating to the extinguishment of debt. In addition, as a consequence of, among other things, the refinancing, the benefit to the Company from the Wertheim settlement (Note 11 to the Consolidated Financial Statements), an expected non-cash income tax provision, and stock appreciation rights expense accruals, the Company anticipates filing a revised Fiscal 1995 summary financial plan on a Form 8-K in late May or early June, 1994. The Company currently anticipates that the net effect of all of the above adjustments, including the extraordinary charge, will not result in a material change in the projected net income for the year as presented in the Form 8-K dated February 17, 1994.


ITEM 7:  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
         EXHIBITS

         Exhibit:  4     Credit Agreement, dated April 28, 1994,
                         between BankAmerica Business Credit, Inc., as Agent, and Ames Department Stores, Inc.



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

                               INDEX TO EXHIBITS







      EXHIBIT NO.                  EXHIBIT                           PAGE NO.
      -----------                  -------                           --------

         4            Credit Agreement, dated April 28, 1994,            5
                      between BankAmerica Business Credit, Inc.,
                      as Agent, and Ames Department Stores, Inc.








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                              SIGNATURES




         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.







                                       AMES DEPARTMENT STORES, INC.
                                       ------------------------------
                                                  Registrant





Dated:  May 9, 1994                    By: /S/ PETER THORNER
                                  --------------------------
                                           Peter Thorner
                                           President, Chief Operating
                                           Officer and Director



Dated:  May 9, 1994                    By: /S/ WILLIAM C. NAJDECKI
                                           --------------------------
                                           William C. Najdecki
                                           Senior Vice President,
                                           Chief Accounting Officer